Exhibit 99.1

ON24 Announces Second Quarter 2022 Financial Results

•Total Revenue of $48.2 million
•ARR of $167.8 million
•Closed largest deal in company history with existing customer

SAN FRANCISCO--(BUSINESS WIRE)--ON24 (NYSE: ONTF), a leading sales and marketing platform for digital engagement, today announced financial results for the second quarter ended June 30, 2022.
“In the second quarter, thanks to the hard work of our team, we exceeded our guidance and saw strong expansion activity with a number of our top customers increasing their investments with us,” said Sharat Sharan, co-founder and CEO of ON24. “The breadth of our platform along with its ability to capture first-party engagement data and insights helps our customers grow revenue more efficiently and effectively, which is even more important in today’s economic environment. Looking ahead, with the strong support of our customers and the actions we are taking to reduce our cost structure we are well-positioned to return to growth in 2023 with an improved business model.”
Second Quarter 2022 Financial Highlights
•ARR of $167.8 million as of June 30, 2022, an increase of 2% year-over-year.
•Revenue:
◦Total revenue was $48.2 million, a decrease of 7% year-over-year.
◦Subscription and Other Platform Revenue was $43.1 million, a decrease of 3% year-over-year.
◦Professional Services Revenue was $5.2 million, a decrease of 33% year-over-year.
•GAAP Operating Loss was $16.0 million, compared to GAAP operating loss of $2.5 million in the second quarter of 2021.
•Non-GAAP Operating Loss was $6.2 million, compared to non-GAAP operating income of $2.5 million in the second quarter of 2021.
•GAAP Net Loss attributable to common stockholders was $16.2 million, or $(0.34) per diluted share, compared to GAAP net loss attributable to common stockholders of $2.5 million, or $(0.05) per diluted share in the second quarter of 2021.
•Non-GAAP Net Loss was $6.4 million, or $(0.14) per diluted share, compared to a non-GAAP net income of $2.5 million, or $0.04 per diluted share in the second quarter of 2021.
•Cash Flow: Net cash used in operating activities was $2.7 million, compared to $6.9 million provided by operating activities in the second quarter of 2021. Free cash flow was negative $3.4 million for the quarter, compared to $5.7 million provided in the second quarter of 2021.
•Cash, Cash Equivalents and Marketable Securities totaled $344.9 million as of June 30, 2022.
For more information regarding non-GAAP operating income (loss), non-GAAP net income (loss) and free cash flows, see the section titled “Non-GAAP Financial Measures” below. For reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measure, see the tables at the end of this press release.

Recent Business Highlights / Industry Recognition
•Strong expansion with a number of our top customers with the highest level of ARR coming from multiyear commitments, including the largest multi-year contract in our history with a leading learning platform company.
•Highest percentage of customers adopting multiple products, including a multimillion-dollar deal with one of the world’s biggest tech companies.
•Significant traction with new products like ON24 Forums, including wins with a leading American auto-parts distributor and a top medical association.
•Received strong acknowledgements from peer-review sites and two leading independent research firms for the Company’s innovation in a number of sales and marketing categories, including webinar software, account-based marketing (ABM), conversation automation technology, and event technology platforms.
Financial Outlook
ON24 is implementing a cost reduction plan, which will include a restructuring charge in the third quarter of $1.0 to $1.3 million. ON24 is raising full year 2022 Non-GAAP operating profit (loss) and earnings (net loss) per share guidance.
For the full year 2022, ON24 expects:
•ON24 is reaffirming our previous 2022 revenue guidance of $191 to $195 million.
•Non-GAAP operating loss of $27.5 to $24.5 million.
•Non-GAAP net loss per share of $(0.57) to $(0.51) using approximately 48.1 million basic and diluted shares outstanding.
For the third quarter of 2022, ON24 expects:
•Total revenue of $47 to $48 million.
•Non-GAAP operating loss of $8 to $7 million.
•Non-GAAP net loss per share of $(0.17) to $(0.15) using approximately 47.4 million basic and diluted shares outstanding.
•Restructuring charge of $1.0 to $1.3 million, excluded from Non-GAAP amounts above.
Conference Call Information
ON24 will host a conference call and live webcast for analysts and investors today at 2:00 p.m. Pacific Time. Parties in the United States can access the call by dialing (888) 220-8474, and international parties can access the call by dialing (323) 794-2590, using the conference ID 5586465.
A webcast will be accessible on ON24’s investor relations website at investors.on24.com. Approximately one hour after completion of the live call, an archived version of the webcast will be available on the Company’s investor relations website.
Definitions of Certain Key Business Metrics
Annual Recurring Revenue (“ARR”): ARR is calculated as the sum of the annualized value of our subscription contracts as of the measurement date, including existing customers with expired contracts that we expect to be renewed. Our ARR amounts exclude professional services, overages from subscription customers and Legacy revenue.

Non-GAAP Financial Measures
In addition to our results determined in accordance with generally accepted accounting principles in the United States, or “GAAP”, we consider our non-GAAP operating income (loss), non-GAAP net income (loss) and free cash flow in evaluating our operating performance. We define non-GAAP operating income (loss) as net income (loss) excluding, interest expense, other (income) expense, net, income tax, stock-based compensation and amortization of acquired intangible assets. We define non-GAAP net income (loss) as net income (loss) excluding cumulative preferred dividends allocated to preferred shareholders, stock-based compensation and amortization of acquired intangible assets. We define free cash flow as net cash provided by (used in) operating activities, less purchases of property and equipment.
We use non-GAAP operating income (loss) and non-GAAP net income (loss) to evaluate our ongoing operations and for internal planning and forecasting purposes, and we use free cash flow to measure and evaluate cash generated through normal business operations. We believe non-GAAP operating income (loss) and non-GAAP net income (loss) may be helpful to investors because they provide consistency and comparability with past financial performance. We believe free cash flow may be helpful to investors because it reflects that some purchases of property and equipment are necessary to support ongoing operations, while providing a measure of cash available to acquire customers, expand within existing customers and otherwise pursue our business strategies.
However, these non-GAAP financial measures are each presented for supplemental informational purposes only, have limitations as analytical tools and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. Non-GAAP financial measures have no standardized meanings prescribed by GAAP and are not prepared under a comprehensive set of accounting rules or principles. In addition, other companies, including companies in our industry, may calculate similarly-titled non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measure as a tool for comparison.
Reconciliations of these non-GAAP financial measures to their most directly comparable GAAP financial measure are included in the tables at the end of this press release.
Forward-Looking Statements
This document contains “forward-looking statements” under applicable securities laws. Such statements can be identified by words such as: “outlook,” “expect,” “convert,” “believe,” “plan,” “future,” “may,” “should,” “will,” and similar references to future periods. Forward-looking statements include express or implied statements regarding our expected financial and operating results, the size of our market opportunity, the success of our new products and capabilities, the impact of the COVID-19 pandemic and vaccines on the way people do business, and other statements regarding our ability to achieve our business strategies, growth, or other future events or conditions. Such statements are based on our current beliefs, expectations, and assumptions about future events or conditions, which are subject to inherent risks and uncertainties, including our ability to attract new customers and expand sales to existing customers, decline in our growth rate; fluctuation in our performance, our history of net losses and expected increases in our expenses; competition and technological development in our markets and any decline in demand for our solutions; our ability to expand our sales and marketing capabilities and otherwise manage our growth; the impact of the COVID-19 pandemic; disruptions or other issues with our technology or third-party services; compliance with data privacy, import and export controls, customs, sanctions and other laws and regulations; intellectual property matters; and matters relating to our common stock, along with the other risks and uncertainties discussed in the filings we make from time to time with the Securities and Exchange Commission. Actual results may differ materially from those indicated in forward-looking statements, and you should not place undue reliance on them. All statements herein are based only on information currently available to us and speak only as of the date hereof. Except as required by law, we undertake no obligation to update any such statement.

About ON24
ON24 is a leading sales and marketing platform for digital engagement, delivering insights to drive revenue growth. ON24 serves more than 2,100 customers worldwide, including 3 of the 5 largest global technology companies, 3 of the 6 largest US banks, 3 of the 5 largest global healthcare companies, and 3 of the 5 largest global industrial manufacturers. Through interactive webinars, virtual events, and personalized content experiences, ON24 provides a system of engagement powered by AI for businesses to scale engagement, conversions, and pipeline to drive revenue growth. The ON24 Platform supports millions of professionals a month who are totaling billions of engagement minutes per year. ON24 is headquartered in San Francisco with global offices in North America, EMEA, and APAC. For more information, visit www.ON24.com.

© 2022 ON24, Inc. All rights reserved. ON24 and the ON24 logo are trademarks owned by ON24, Inc., and are registered in the United States Patent and Trademark Office and in other countries.

ON24, INC.
Condensed Consolidated Balance Sheets
(in thousands)
(Unaudited)

	June 30, 2022	December 31, 2021
Assets
Current assets
Cash and cash equivalents	$79,914	$164,948
Marketable securities	264,955	217,609
Accounts receivable, net	39,765	46,117
Deferred contract acquisition costs, current	12,212	11,921
Prepaid expenses and other current assets	9,945	8,467
Total current assets	406,791	449,062
Property and equipment, net	8,076	8,780
Operating right-of-use assets	6,199	—
Intangible asset, net	2,250	—
Deferred contract acquisition costs, non-current	19,947	20,887
Other long-term assets	1,928	1,760
Total assets	$445,191	$480,489
Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$3,626	$3,123
Accrued and other current liabilities	18,798	19,011
Deferred revenue	90,774	96,225
Finance lease liabilities, current	1,755	1,768
Operating lease liabilities, current	2,563	—
Total current liabilities	117,516	120,127
Finance lease liabilities, non-current	719	1,648
Operating lease liabilities, non-current	6,024	—
Other long-term liabilities	1,555	3,624
Total liabilities	125,814	125,399
Stockholders’ equity
Common stock	5	5
Additional paid-in capital	548,740	550,839
Accumulated deficit	(227,210)	(195,519)
Accumulated other comprehensive loss	(2,158)	(235)
Total Stockholders’ equity	319,377	355,090
Total liabilities and stockholders’ equity	$445,191	$480,489

ON24, INC.
Condensed Consolidated Statements of Operations
(in thousands, except share and per share data)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Revenue:
Subscription and other platform	$43,064	$44,377	$86,541	$87,287
Professional services	5,174	7,741	10,189	14,930
Total revenue	48,238	52,118	96,730	102,217
Cost of revenue:
Subscription and other platform(1)	9,958	8,179	19,560	15,664
Professional services(1)	3,343	3,694	6,685	6,903
Total cost of revenue	13,301	11,873	26,245	22,567
Gross profit	34,937	40,245	70,485	79,650
Operating expenses:
Sales and marketing(1)	28,850	25,465	58,043	49,390
Research and development(1)(2)	10,948	8,162	21,592	16,108
General and administrative(1)	11,158	9,100	22,035	18,868
Total operating expenses	50,956	42,727	101,670	84,366
Loss from operations	(16,019)	(2,482)	(31,185)	(4,716)
Interest expense	49	106	103	337
Other (income) expense, net	103	211	280	327
Loss before provision for (benefit from) income taxes	(16,171)	(2,799)	(31,568)	(5,380)
Provision for (benefit from) income taxes	41	(282)	123	(33)
Net loss	(16,212)	(2,517)	(31,691)	(5,347)
Cumulative preferred dividends allocated to preferred stockholders	—	—	—	(558)
Net loss attributable to common stockholders	$(16,212)	$(2,517)	$(31,691)	$(5,905)
Net loss per share attributable to common stockholders:
Basic and diluted	$(0.34)	$(0.05)	$(0.67)	$(0.15)
Weighted-average shares used in computing net loss per share attributable to common stockholders:
Basic and diluted	47,187,586	46,570,195	47,408,479	39,664,436
(1)Includes stock-based compensation as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Cost of revenue
Subscription and other platform	$823	$346	$1,691	$583
Professional services	166	77	340	139
Total cost of revenue	989	423	2,031	722
Sales and marketing	3,697	1,571	7,389	3,263
Research and development	1,925	862	3,906	1,644
General and administrative	3,087	2,114	5,879	4,335
Total stock-based compensation expense	$9,698	$4,970	$19,205	$9,964
(2)    Research and development expense for the three and six months ended June 30, 2022 Includes amortization of acquired intangible asset of $137 in connection with the Vibbio acquisition in April 2022.

ON24, INC.
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Cash flows from operating activities:
Net loss	$(16,212)	$(2,517)	$(31,691)	$(5,347)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation and amortization	1,339	1,134	2,546	2,294
Stock-based compensation expense	9,698	4,970	19,205	9,964
Amortization of deferred contract acquisition cost	3,950	3,828	8,017	7,502
Provision for allowance for doubtful accounts and billing reserve	487	692	747	1,209
Non-cash lease expense	482	—	1,001	—
Other	76	25	330	25
Change in operating assets and liabilities:
Accounts receivable	1,866	5,995	5,645	8,517
Deferred contract acquisition cost	(3,741)	(4,142)	(7,368)	(9,592)
Prepaid expenses and other assets	1,978	(2,025)	(1,577)	(7,078)
Accounts payable	(1,428)	(2,042)	314	(1,441)
Accrued liabilities	1,007	2,653	255	3,026
Deferred revenue	(1,388)	(1,663)	(5,486)	1,659
Other non-current liabilities	(782)	(37)	(1,376)	(163)
Net cash (used in) provided by operating activities	(2,668)	6,871	(9,438)	10,575
Cash flows from investing activities:
Purchase of property and equipment	(690)	(1,214)	(1,674)	(1,734)
Acquisition, net of cash acquired	(2,495)	—	(2,495)	—
Purchase of marketable securities	(51,349)	(44,481)	(111,620)	(44,481)
Proceeds from maturities and paydowns of marketable securities	47,390	3,164	62,098	3,164
Net cash used in investing activities	(7,144)	(42,531)	(53,691)	(43,051)
Cash flows from financing activities:
Proceeds from initial public offering, net of underwriting discounts	—	—	—	353,397
Proceeds from exercise of options	581	384	1,738	1,795
Proceeds from issuance of common stock under ESPP	833	—	833	—
Payment of tax withholding obligations related to net share settlements on equity awards	—	—	(1,756)	(2,001)
Payment for repurchase of common stock	(8,734)	—	(21,808)	—
Repayment of equipment loans and borrowings	(67)	(71)	(133)	(22,478)
Repayment of capital lease obligations	(555)	(807)	(972)	(1,384)
Payment of offering costs	—	(1,176)	—	(3,481)
Net cash (used in) provided by financing activities	(7,942)	(1,670)	(22,098)	325,848
Effect of exchange rate changes on cash, cash equivalents and restricted cash	249	114	276	108
Net (decrease) increase in cash, cash equivalents and restricted cash	(17,505)	(37,216)	(84,951)	293,480
Cash, cash equivalents and restricted cash, beginning of period	97,597	389,041	165,043	58,345
Cash, cash equivalents and restricted cash, end of period	$80,092	$351,825	$80,092	$351,825
Supplemental disclosures of cash flow information:
Cash paid for taxes, net of refunds	$247	$131	$278	$142
Cash paid for interest	$41	$147	$87	$403

ON24, INC.
Reconciliation from GAAP to Non-GAAP Results
(in thousands, except share and per share data)
(Unaudited)

Reconciliation of net loss to non-GAAP operating income (loss)
	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Net loss	$(16,212)	$(2,517)	$(31,691)	$(5,347)
Add:
Interest expense	49	106	103	337
Other (income) expense, net	103	211	280	327
Provision for (benefit from) income taxes	41	(282)	123	(33)
Stock-based compensation	9,698	4,970	19,205	9,964
Amortization of acquired intangible asset	137	—	137	—
Non-GAAP operating income (loss)	$(6,184)	$2,488	$(11,843)	$5,248

Reconciliation of net loss to non-GAAP net income (loss)
	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Net loss	$(16,212)	$(2,517)	$(31,691)	$(5,347)
Add:
Stock-based compensation	9,698	4,970	19,205	9,964
Amortization of acquired intangible asset	137	—	137	—
Non-GAAP net income (loss)	$(6,377)	$2,453	$(12,349)	$4,617

Reconciliation of net loss available to common stockholders
	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Net loss attributable to common shareholders	$(16,212)	$(2,517)	$(31,691)	$(5,905)
Add:
Cumulative preferred dividends allocated to preferred shareholders	—	—	—	558
Stock-based compensation expense	9,698	4,970	19,205	9,964
Amortization of acquired intangible asset	137	—	137	—
Non-GAAP net income (loss) attributable to common stockholders	$(6,377)	$2,453	$(12,349)	$4,617
GAAP net loss per share, basic and diluted	$(0.34)	$(0.05)	$(0.67)	$(0.15)
Non-GAAP net income (loss) per share, basic	$(0.14)	$0.05	$(0.26)	$0.12
Non-GAAP net income (loss) per share, diluted	$(0.14)	$0.04	$(0.26)	$0.09
Shares Used in GAAP Per Share Calculations:
GAAP weighted-average shares used to compute GAAP net loss per share, basic and diluted	47,187,586	46,570,195	47,408,479	39,664,436
Shares Used in Non-GAAP Per Share Calculations:
Non-GAAP weighted-average shares used to compute non-GAAP net income (loss) per share, basic	47,187,586	46,570,195	47,408,479	39,664,436
Non-GAAP weighted-average shares used to compute non-GAAP net income (loss) per share, diluted	47,187,586	54,993,297	47,408,479	48,646,614

ON24, INC.
Reconciliation of GAAP to Non-GAAP Net Income (Loss) Per Share
(in thousands, except share and per share data)
(Unaudited)

GAAP Basic and Diluted Net Loss Per Share

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
GAAP basic and diluted net loss per share:
Net loss	$(16,212)	$(2,517)	$(31,691)	$(5,347)
Less: Cumulative preferred dividends allocated to preferred stockholders	—	—	—	(558)
Net loss attributable to common stockholders, basic and diluted	$(16,212)	$(2,517)	$(31,691)	$(5,905)
Weighted average common stock outstanding, basic and diluted	47,187,586	46,570,195	47,408,479	39,664,436
Basic and diluted net loss per share of common stock	$(0.34)	$(0.05)	$(0.67)	$(0.15)

Non-GAAP Net Income (Loss) Per Share

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Non-GAAP basic and diluted net income (loss) per share:
Net loss available to common stockholders	$(16,212)	$(2,517)	$(31,691)	$(5,905)
Add:
Cumulative preferred dividends allocated to preferred stockholders	—	—	—	558
Stock-based compensation	9,698	4,970	19,205	9,964
Amortization of acquired intangible asset	137	—	137	—
Non-GAAP net income (loss) attributable to common stockholders, basic and diluted	$(6,377)	$2,453	$(12,349)	$4,617

Non-GAAP weighted-average shares used to compute non-GAAP income (loss) per share, basic	47,187,586	46,570,195	47,408,479	39,664,436
Non-GAAP weighted-average shares used to compute non-GAAP income (loss) per share, diluted	47,187,586	54,993,297	47,408,479	48,646,614
Non-GAAP net income (loss) per share of common stock:
Non-GAAP net income (loss) per share, basic	$(0.14)	$0.05	$(0.26)	$0.12
Non-GAAP net income (loss) per share, diluted	$(0.14)	$0.04	$(0.26)	$0.09

ON24, INC.
Reconciliation of GAAP Cash Flow from Operating Activities to Free Cash Flow
(in thousands)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Net cash (used in) provided by operating activities:	$(2,668)	$6,871	$(9,438)	$10,575
Less: Purchases of property and equipment	(690)	(1,214)	(1,674)	(1,734)
Free cash flow	$(3,358)	$5,657	$(11,112)	$8,841

Contacts
Media Contact:
Roger Villareal
press@on24.com

Investor Contact:
Lori Barker, The Blueshirt Group for ON24
investorrelations@on24.com